                                                                   Exhibit 10.15



                                 AMENDMENT NO. 1



     AMENDMENT NO. 1, dated as of October 27, 1999 (this "Amendment"), to the
                                                        ---------
Credit Agreement, dated as of April 30, 1999 (the "Credit Agreement"), among
                                                   ----------------
INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL
                                                       ---
GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations" and together
                                                 --------------
with ICG, each a "Borrower" and collectively the "Borrowers"), the BANKS (as
                                                  ---------
defined therein) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the "Agent").
                    -----

                                    RECITALS

     The Borrowers have advised the Agent and the Banks that they will make an investment of an aggregate of $50,000,000 (the "eMerge Investment") in eMerge
                                                -----------------
Interactive, Inc., a Delaware corporation ("eMerge"), pursuant to the Stock
                                            ------
Purchase Agreement, dated as of October 27, 1999 (the "Securities Purchase
                                                       -------------------
Agreement"), by and among ICG, eMerge and J Technologies, LLC, $27,000,000 of
---------
which shall be paid in cash and $23,000,000 shall be in the form of a subordinated note due November __, 2000, payable to eMerge (the "eMerge Note").
                                                                 -----------
The Borrowers have further advised the Agent and the Banks that in return for the eMerge Investment, the Borrowers shall receive (i) 4,555,556 shares of Series D Preferred Stock, par value $.01 per share of eMerge, of which (x) 2,555,556 shares (the "eMerge Preferred Stock") will be pledged to eMerge as
                       ----------------------
collateral security for the eMerge Note and (y) 2,000,000 shares will be pledged to the Agent on behalf of the Banks in accordance with the terms of the Loan Documents (the "Bank Preferred Stock") (the Bank Preferred Stock, together with
                --------------------
the eMerge Preferred Stock to the extent such eMerge Pledged Stock is, at the time of determination, then subject to the provisions of Section 6 of this Amendment, being collectively referred to herein as the "Pledged Preferred
                                                         -----------------
Stock"), (ii) one million shares of eMerge Common Stock, par value $.01 per
-----
share, all of which shares shall be pledged to the Agent on behalf of the Banks in accordance with the terms of the Loan Documents (the "Bank Pledged Common"
                                                         -------------------
and together with the Pledged Preferred Stock, the "eMerge Pledged Collateral"),
                                                    -------------------------
and (iii) a warrant (the "eMerge Warrant") entitling ICG to purchase 911,111
                          --------------
shares of eMerge Common Stock, par value $.01 per share (subject to adjustment as provided in the eMerge Warrant). In connection with the eMerge Investment, the Borrowers have requested the Agent and the Banks to agree to amend and waive certain provisions of the Credit Agreement as set forth in this Amendment. The Agent and the Banks parties hereto are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Agent and the Banks parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the
        -------------
Credit Agreement are used herein as therein.

     2.   Amendments.
          ----------

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

          "Amendment No. 1" shall mean Amendment No. 1, dated as of October __,
           ---------------
     1999, to the Credit Agreement.

          "Bank Pledged Common" shall have the meaning ascribed thereto in the
           -------------------
     recitals to Amendment No. 1.

          "Bank Preferred Stock" shall have the meaning ascribed thereto in the
           --------------------
     recitals to Amendment No. 1.

          "eMerge" shall mean eMerge Interactive, Inc., a Delaware corporation.
           ------

          "eMerge Investment" shall have the meaning ascribed thereto in the
           -----------------
     recitals to Amendment No. 1.

          "eMerge Note" shall have the meaning ascribed thereto in the recitals
           -----------
     to Amendment No. 1.

          "eMerge Pledged Collateral" shall have the meaning ascribed thereto in
           -------------------------
     the recitals to Amendment No. 1.

          "eMerge Preferred Stock" shall have the meaning ascribed thereto in
           ----------------------
     the recitals to Amendment No. 1.

          "eMerge Warrant" shall have the meaning ascribed thereto in the
           --------------
     recitals to Amendment No. 1.

          "Pledged Preferred Stock" shall have the meaning ascribed thereto in
           -----------------------
     the recitals to Amendment No. 1.

          "Stock Purchase Agreement" shall have the meaning ascribed thereto in
           ------------------------
     the recitals to Amendment No. 1.

          "Supplemental Closing Date" shall have the meaning ascribed to such
           -------------------------
     term in Section 3 hereof.

     (b) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Borrowing Base" by deleting the last sentence thereof and
               --------------
replacing it with the following:

               "Notwithstanding anything to the contrary contained herein, when determining the Borrowing Base, (i) no more than $25,000,000 of the Borrowing Base shall be attributed to Pledged Collateral issued by any individual Investment Entity other than eMerge and (ii) no more than $50,000,000 of the Borrowing Base shall be attributed to eMerge Pledged Collateral issued by eMerge; provided, however, that in no event shall any advance be made
        --------  -------
hereunder based on the value of the eMerge Preferred Stock which exceeds the amount then paid by or on behalf of ICG pursuant to the eMerge Note."


     (c) Section 7.1.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof a new Section
7.1.15 to read as follows:

     "7.1.15   Investments.
               -----------

           The Borrowers may make Investments in other Persons in addition to Investments existing on the Closing Date and disclosed in Schedules 1.1(A-1), 1.1(A-2) and 1.1(A-3) attached hereto; provided, however, that (a) the Borrowers
                                       --------  -------
may only invest a maximum of $25,000,000 in Cash and Cash Equivalents per calendar year in any Investment Entity other than eMerge, (b) the Borrowers may only invest a maximum of (x) an aggregate of $75,000,000 in Cash and Cash Equivalents in eMerge for calendar years 1999 and 2000, and (y) $25,000,000 in Cash and Cash Equivalents in eMerge in any calendar year subsequent to 2000 and
(c) the Borrowers will promptly, and in any event within five (5) Business Days of the making of any such Investment provide to the Agent and the Banks an updated Annex A to the Letter Agreement reflecting any such additional Investment."

     (d) Section 7.2.1 of the Credit Agreement is hereby amended by amending clause (v) thereof by adding a new sentence at the end thereof as follows:

           "For purposes of this clause (v) the aggregate principal amount of the eMerge Note outstanding shall be considered to be part of the $100,000,000.00 amount referred to hereinabove; but shall not be deemed to be Subordinated Debt issued to Persons who are not Company Insiders."

     (e) Section 7.2.3 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof a new Section
7.2.3 to read as follows:

     "7.2.3    Guaranties.
               ----------

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (a) subject to Section 7.2.3(b) hereof, Guaranties of Indebtedness in existence as of the date hereof and listed on Schedule 7.2.3, (b) Guaranties of Indebtedness
                                 --------------
incurred after the date hereof (provided, however, that notwithstanding anything to the contrary contained herein, (x) subject to subparagraph (y) hereof, in no event shall the aggregate amount of such Guaranties of Indebtedness permitted under clauses (a) and (b) of this Section 7.2.3 exceed $8,000,000 at any one time outstanding for the Loan Parties and their respective Subsidiaries and (y) in no event shall the aggregate amount of any Guaranty of Indebtedness relating to the eMerge Investment exceed $23,000,000 at any one time outstanding for the Loan Parties and their respective

Subsidiaries) and (c) Guaranties of Indebtedness of the Loan Parties otherwise permitted hereunder."

     (f) The Credit Agreement is hereby amended by deleting Schedules 1.1(P) and 7.2.1 to the Credit Agreement and substituting in lieu thereof Schedules 1.1(P) and 7.2.1 to this Amendment.

     3.    Effectiveness. The effectiveness of this Amendment, is subject to the
           -------------
satisfaction of the following conditions precedent (the date of such satisfaction being herein referred to as the "Supplemental Closing Date"):
                                              -------------------------

           (a)  Amendment Documents. The Agent shall have received:
                -------------------

                (i) this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, with a counterpart for each Bank, and

                (ii) a Common Stock Warrant Power, substantially in the form of the Warrant Power set forth on Exhibit A to this Amendment (the "Warrant Power"), executed and delivered by a duly authorized officer
           -------------
          of each of the Borrowers, with a counterpart or a conformed copy for each Bank.

          Collectively, the documents referenced in clauses (i) through (ii) of this Section 3(a) are referred to herein as the "Amendment Documents".
                                                      -------------------

          (b)   Related Agreements. The Borrowers shall have delivered to the
                ------------------
     Agent, with a copy for each Bank, true and correct copies, certified as to authenticity by the Borrowers, of the Stock Purchase Agreement.

          (c)   Concurrent Transaction. The eMerge Investment shall have been,
                ----------------------
     or concurrently herewith shall be, consummated in accordance with the terms of the Stock Purchase Agreement and the other Material Contracts relating to the eMerge Investment, for such total consideration as set forth in the Material Contracts relating to the eMerge Investment, in each case without any material amendment, modification or waiver thereof except with the consent of the Required Banks, which consent shall not be unreasonably withheld, and the Agent shall have received evidence satisfactory to it to that effect.

          (d)   Borrowing Base Certificate. On or prior to the Supplemental
                --------------------------
     Closing Date, the Agent and the Banks shall have received and the Agent and the Banks shall be satisfied (both as to form and substance) with a pro forma Borrowing Base Certificate in the form set forth in Exhibit 1.1(B) to the Credit Agreement which shall be prepared as of a date prior to the Supplemental Closing Date.

          (e)   Collateral Assignment of Contract Rights. The Collateral
                ----------------------------------------
     Assignment of Contract Rights is hereby amended by supplementing Schedule A thereto by adding to such Schedule A the material set forth on Schedule A to this Amendment.

          (f)   Proceedings of the Borrower. The Agent shall have received, with
                ---------------------------
     a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Agent, of each of the Borrowers authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each of the Borrowers as of the Supplemental Closing Date, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (g)   Borrower Incumbency Certificate. The Agent shall have received,
                -------------------------------
     with a counterpart for each Bank, a certificate of each of the Borrowers, dated the Supplemental Closing Date, as to the incumbency and signature of the officers of each of the Borrowers executing this Amendment or the other Amendment Documents to which each of the Borrowers is a party, satisfactory in form and substance to the Agent, executed by an Authorized Officer of each of the Borrowers.

          (h)   Representations and Warranties. Each of the representations and
                ------------------------------
     warranties made by each of the Borrowers and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Supplemental Closing Date as if made on and as of Supplemental Closing Date (and after giving effect to the amendments provided for in this Amendment) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (i)   No Default. No Potential Default or Event of Default shall have
                ----------
     occurred and be continuing on the Supplemental Closing Date or after giving effect to the amendments provided for in this Amendment.

          (j)   Additional Matters. All corporate and other proceedings, and all
                ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents and the eMerge Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

     4.   Representations and Warranties. To induce the Agent and the Banks to
          ------------------------------
enter into this Amendment, the Borrowers hereby represent and warrant to the Agent and the Banks that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Potential Default or Event of Default will have occurred and be continuing (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     5.   Consent and Acknowledgement. The Agent and the Banks hereby consent to
          ---------------------------
and acknowledge that for purposes of the Credit Agreement the eMerge Investment when consummated by the Borrowers will (i) not be deemed a transaction with an Affiliate prohibited under Section 7.2.8 and (ii) not violate Section 7.2.15, in the event that under the eMerge Note eMerge exercises its option to require prepayment on the eMerge
Note in an amount not to exceed $5,000,000 before May 1, 2000.

     6.   Covenants and Agreements. The Agent and the Banks agree that the
          ------------------------
delivery requirements of Sections 7.1.18 and 7.1.19 shall be waived as they relate to the Borrowers' obligations to deliver Consents, Certificates and Powers relating to the eMerge Preferred Stock and in lieu thereof the Borrowers hereby covenant and agree that each Borrower shall cause the Consents, Certificates and Powers relating to the eMerge Preferred Stock to be delivered to the Agent promptly (and in any event within sixty (60) days) after the obligations evidenced by the eMerge Note shall have been satisfied, either in whole or in part, to such extent.

     7.   No Other Amendments. Except as expressly amended hereby, the Credit
          -------------------
Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     8.   Counterparts. This Amendment may be executed by one or more of the
          ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     9.   Expenses. The Borrowers agree to pay and reimburse the Agent for all
          --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Buchanan Ingersoll Professional Corporation, counsel to the Agent.

     9.   Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

                           [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       INTERNET CAPITAL GROUP, INC.



                                       By:      /s/ John N. Nickolas
                                          -------------------------------------
                                          Name:  John N. Nickolas
                                          Title: Managing Director


                                       INTERNET CAPITAL GROUP OPERATIONS, INC.



                                       By:      /s/ John N. Nickolas
                                          -------------------------------------
                                            Name:  John N. Nickolas
                                            Title: Managing Director


                                       PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Agent



                                       By:      /s/ John T. Freyhof
                                          -------------------------------------
                                          Name:  John T. Freyhof
                                          Title: Vice President



                                       BANK OF AMERICA, N.A., formerly known as
                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION



                                       By:      /s/ Jouni Korhonen
                                          -------------------------------------
                                          Name:  Jouni Korhonen
                                          Title: Principal

                                       COMERICA BANK-CALIFORNIA



                                       By:      /s/ Alan Jepsen
                                          -------------------------------------
                                          Name:  Alan Jepsen
                                          Title: Vice President





                                       IMPERIAL BANK


                                       By:  /s/ April L. Young
                                          -------------------------------------
                                          Name:
                                          Title:




                                       PROGRESS BANK


                                       By:      /s/ Liz A. Lambert
                                          -------------------------------------
                                          Name:  Liz A. Lambert
                                          Title: Vice President

                               SCHEDULE 1.1 (P)
                              TO AMENDMENT NO. 1

                                PERMITTED LIENS

Lien securing ICG's obligations to pay eMerge the indebtedness evidenced by the eMerge Note.

                                SCHEDULE 7.2.1
                              TO AMENDMENT NO. 1

                            PERMITTED INDEBTEDNESS


PrivaSeek, Inc.
---------------

     (1) Note secured by Stock Pledge Agreement dated as of December 28, 1998 (the "PrivaSeek Note"), made by Internet Capital Group, Inc. (successor in interest to Internet Capital Group, LCC) in favor of PrivaSeek, Inc., in the principal amount of $1,713,364.06. The PrivaSeek Note was secured by a pledge of 691,244 shares of Series A Preferred Stock of PrivaSeek, Inc. purchased by ICG as of the closing date of the Investment Agreement dated as of December 24, 1998 by and among PrivaSeek, Inc. and the Purchasers named therein and Excite, Inc. As of the Closing Date of the Agreement, the principal amount outstanding under the PrivaSeek Note was $856,682.03, of which ICG is obligated to pay $642,511.53, due and payable in accordance with the terms of the Note on June 27, 1999. The remainder of the principal amount outstanding on the note ($214,170.50) is payable by an affiliate of Comcast Corp.

eMerge Interactive, Inc.
------------------------

     (1) Note dated as of November __, 1999 (the "eMerge Note"), made by Internet Capital Group, Inc. in favor of eMerge Interactive, Inc., in the principal amount of $23,000,000. The eMerge Note is secured by a pledge of 2,555,556 shares of Series D Preferred Stock of eMerge Interactive, Inc. purchased by ICG pursuant to the terms of that certain Stock Purchase Agreement, dated as of October 27, 1999, by and among eMerge Interactive, Inc. and ICG.

                                   EXHIBIT A
                              TO AMENDMENT NO. 1

                             COMMON STOCK WARRANT
                                     POWER


         For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is __________________).

Name of Transferee:  _______________________________________
State of Organization (if applicable):______________________ Federal Tax Identification or
   Social Security Number:__________________________________
Address:  __________________________________________________

         If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned. The undersigned does hereby irrevocably constitute and appoint __________________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:_______________________        _________________________________________
                                     (Name of Registered Holder - Please Print)


                                     By_______________________________________
                                         (Signature of Registered Holder or
                                          of Duly Authorized Signatory)


                                     Title_______________________________

                                  SCHEDULE A
                              TO AMENDMENT NO. 1

                              MATERIAL CONTRACTS


eMerge Interactive, Inc.
-----------------------
Securities Purchase Agreement dated as of October 27, 1999 among eMerge Interactive, Inc., J Technologies, LLC and Internet Capital Group, Inc.

Stockholders Agreement among eMerge Interactive, Inc., Internet Capital Group, Inc. and the stockholders listed on the signature pages thereto.

Registration Rights Agreement among eMerge Interactive, Inc., Internet Capital Group, Inc. and the stockholders listed on the signature pages thereto

Pledge Agreement between Internet Capital Group, Inc. and eMerge Interactive,
Inc.

Lockup Agreement between Internet Capital Group and Adams, Harkness & Hill, Inc.